Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicates.



                              By  /s/  Ethel  Schwartz
                              CEO,  President,  Treasurer
                              and  Director

                              Date:  Decmber  22,  2003